UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

Trio Petroleum Corp
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, Suite 304

Malibu, CA 90265

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	The NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 23, 2025, Trio Petroleum Corp, a Delaware corporation (the “Company”), executed and entered into a Consulting Agreement (the “IR Agreement”) with Redwood Empire Financial Communications LLC (the “Consultant”) renewing the Consultant’s investor relations services, effective as of January 1, 2026, and continuing through June 30, 2026. In consideration for Consultant’s agreement to provide the services set forth in the IR Agreement, the Company has agreed to issue to the Consultant 50,000 shares of the Company’s common stock, $0.0001 per share (the “Common Stock”), which shares of Common Stock will be issued on or before January 1, 2026 and will be restricted shares of Common Stock with applicable legends restricting trading thereof. The IR Agreement is terminable by either party upon at least 30 days’ notice or immediately by the nonbreaching party, in the event of a breach by the other party. The IR Agreement also contains certain representations by the Consultant and certain mutual indemnifications by the parties.

The foregoing summary of the IR Agreement is not complete and is qualified in its entirety by reference to the full text of the IR Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

See the information on the sale of restricted shares of Common Stock of the Company in Item 1.01 above. The Company is issuing the shares of Common Stock to the Seller in reliance upon the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement between Trio Petroleum Corp and Redwood Empire Financial Communications LLC, effective as of January 1, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp

Date: December 29, 2025	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer